EXHIBIT 99.2

Q4 | 2025 1 This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include earnings before interest, income taxes, depreciation and amortization (EBITDA), EBITDA for real estate (EBITDAre), earnings before interest, income taxes, depreciation, amortization, rent and management fees (EBITDARM), funds from operations (FFO), core funds from operations (Core FFO), adjusted funds from operations (AFFO), net debt, net operating income (NOI), cash NOI, and same store cash NOI, as well as ratios derived from the foregoing. These measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and reconciliations to the most directly comparable GAAP measures, as well as others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives, or superior measures, to net income or loss as an indicator of the Company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP. Certain statements contained herein, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to expected lease expiration and annualized base rent trends and extensions of the Company's term loan and revolving line of credit. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the expectations of Sila Realty Trust, Inc. (the "Company"), and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and could materially affect the Company’s results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Part I, Item 1A. “Risk Factors” of the Company's 2024 Annual Report on Form 10-K, as filed with the SEC on March 3, 2025. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Forward Looking Statements Non-GAAP Measures Unaudited Financial Information All quarterly information presented in this supplement is unaudited and should be read in conjunction with the Company’s audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 3, 2025. See the glossary for a description of the Company's non-GAAP financial and operating metrics. Disclosures

Q4 | 2025 2 Table of Contents Supplemental Information as of December 31, 2025 Corporate Address 1001 Water Street Suite 800 Tampa, FL 33602 Transfer Agent By Regular Mail: Computershare P.O. Box 43007 Providence, RI 02940-3007 By Overnight Delivery: Computershare 150 Royall Street, Suite 101 Canton, MA 02021 Contact Information Investor Support 833.404.4107 Miles Callahan, Senior Vice President - Acquisitions, Capital Markets, Research & Credit IR@silarealtytrust.com www.SilaRealtyTrust.com 3 Quarterly Financial Summary 4 Financial Statistics and Ratios 5 Consolidated Balance Sheets 6 Consolidated Statements of Income 7 Reconciliations of Non-GAAP Measures - FFO, Core FFO, and AFFO 8 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre 9 Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) 10 Same Store Cash NOI and Leasing Trends 11 Debt 12 Acquisitions and Dispositions 13 Property Map 14 Real Estate Diversification 17 Portfolio 21 Glossary Pictured Above: Fort Smith Healthcare Facility

Quarterly Financial Summary
(dollars in thousands, except share data and per share amounts)

Q4 | 2025

The following tables summarize the Company's quarterly financial results and portfolio metrics.

	Three Months Ended				
Financial Results	**December 31, 2025**	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**
Rental revenue	$ 50,083	$ 49,421	$ 48,544	$ 48,256	$ 46,545
Net income attributable to common stockholders	$ 5,015	$ 11,609	$ 8,598	$ 7,898	$ 11,114
Net income per common share - diluted	$ 0.09	$ 0.21	$ 0.15	$ 0.14	$ 0.20
EBITDAre	$ 38,942	$ 39,475	$ 37,870	$ 36,516	$ 33,859
FFO	$ 29,753	$ 30,976	$ 30,014	$ 29,166	$ 28,571
FFO per common share - diluted	$ 0.54	$ 0.56	$ 0.54	$ 0.52	$ 0.51
FFO payout ratio	74.1 %	71.2 %	73.9 %	77.1 %	77.5 %
Core FFO	$ 31,058	$ 31,154	$ 30,106	$ 29,607	$ 28,998
Core FFO per common share - diluted	$ 0.57	$ 0.56	$ 0.54	$ 0.53	$ 0.52
Core FFO payout ratio	71.0 %	70.8 %	73.7 %	76.0 %	76.4 %
AFFO	$ 30,387	$ 31,081	$ 29,997	$ 29,448	$ 30,235
AFFO per common share - diluted	$ 0.55	$ 0.56	$ 0.54	$ 0.53	$ 0.54
AFFO payout ratio	72.6 %	71.0 %	74.0 %	76.4 %	73.3 %

	As of				
Portfolio Metrics	**December 31, 2025**	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**
Number of properties[1]	140	140	136	136	135
Rentable square feet (in thousands)	5,323	5,323	5,194	5,333	5,263
Weighted average rent escalation	2.1 %	2.1%	2.2%	2.2%	2.2%
Leased rate[2]	98.7%	99.1%	99.2%	96.0%	96.0%
Weighted average remaining lease term	10.0 years	9.7 years	9.5 years	9.7 years	9.7 years
Number of leases[3]	172	173	169	169	169
Triple net lease exposure[4,5]	99.9 %	99.9 %	99.9 %	99.9 %	99.9 %

(1) All periods exclude two undeveloped land parcels. Additionally, December 31, 2025, September 30, 2025 and June 30, 2025 exclude the Stoughton Healthcare Facility which has been taken out of service and is being demolished.

(2) Excludes properties taken out of service.

(3) Master leases account for a single lease.

(4) Includes triple net leases and absolute net leases.

(5) Based on annualized contractual base rent.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

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Q4 | 2025

Financial Statistics and Ratios

(dollars in thousands, except per share amounts)

Interest Coverage Ratio	Three Months Ended				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Interest expense	$ 9,162	$ 8,470	$ 7,829	$ 7,325	$ 5,265
EBITDAre	38,942	39,475	37,870	36,516	33,859
Interest coverage ratio	4.3 x	4.7 x	4.8 x	5.0 x	6.4 x

Net Debt Ratios	As of				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Principal debt outstanding	$ 676,000	$ 676,000	$ 581,000	$ 557,000	$ 525,000
Less: cash and cash equivalents	32,288	27,709	24,832	30,458	39,844
Net debt	643,712	648,291	556,168	526,542	485,156
EBITDAre annualized[1]	165,708	166,020	153,432	149,712	148,080
Net debt to EBITDAre ratio	3.9 x	3.9 x	3.6 x	3.5 x	3.3 x
Net debt	$ 643,712	$ 648,291	$ 556,168	$ 526,542	$ 485,156
Market capitalization	$ 1,289,411	$ 1,390,673	$ 1,311,710	$ 1,485,789	$ 1,349,044
Enterprise value	$ 1,933,123	$ 2,038,964	$ 1,867,878	$ 2,012,331	$ 1,834,200
Net debt to enterprise value	33.3 %	31.8 %	29.8 %	26.2 %	26.5 %

Financial Metrics	December 31, 2025
Net debt enterprise value	33.3 %
Net debt to EBITDAre ratio	3.9 x
Interest coverage ratio	4.3 x
Liquidity[2]	$ 481,288

Other Key Metrics	December 31, 2025
Total real estate investments at cost	$ 2,400,748
Common stock (NYSE: SILA) price per share	$ 23.31
Annualized distribution per share[3]	$ 1.60

(1) EBITDAre is annualized by taking the current month amount, removing lease termination income and items that are not a result of normal operations, and multiplying by twelve months.
(2) Liquidity represents cash and cash equivalents of $32,288,000 and borrowing base availability on the Company's credit facility of $449,000,000 as of December 31, 2025.
(3) Represents annualized amount of distributions paid during the quarter ended December 31, 2025.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

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Q4 | 2025 5 (Unaudited) December 31, 2025 December 31, 2024 ASSETS Real estate: Land $ 171,848 $ 160,743 Buildings and improvements, less accumulated depreciation of $331,437 and $277,024, respectively 1,616,905 1,546,877 Total real estate, net 1,788,753 1,707,620 Cash and cash equivalents 32,288 39,844 Real estate related notes receivable, net of current expected credit loss reserve of $180 and $0, respectively 17,106 — Intangible assets, less accumulated amortization of $112,292 and $122,208, respectively 116,693 125,655 Goodwill 17,635 17,700 Right-of-use assets - operating leases 35,008 36,332 Right-of-use assets - finance lease 1,901 — Other assets 85,119 79,923 Total assets $ 2,094,503 $ 2,007,074 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities: Credit facility, net of deferred financing costs of $1,878 and $3,079, respectively $ 674,122 $ 521,921 Accounts payable and other liabilities 42,183 33,405 Intangible liabilities, less accumulated amortization of $8,939 and $8,761, respectively 5,810 7,070 Operating lease liabilities 41,013 41,493 Finance lease liabilities 77 — Total liabilities 763,205 603,889 Stockholders’ equity: Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding — — Common stock, $0.01 par value per share, 510,000,000 shares authorized; 61,939,043 and 61,779,631 shares issued, respectively; 54,876,558 and 55,075,006 shares outstanding, respectively 549 551 Additional paid-in capital 1,994,960 1,998,777 Distributions in excess of accumulated earnings (663,197) (607,499) Accumulated other comprehensive (loss) income (1,014) 11,356 Total stockholders’ equity 1,331,298 1,403,185 Total liabilities and stockholders’ equity $ 2,094,503 $ 2,007,074 Consolidated Balance Sheets (dollars in thousands, except share data) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2025 6 Three Months Ended December 31, Year Ended December 31,   2025 2024 2025 2024 Revenue: Rental revenue $ 50,083 $ 46,545 $ 196,304 $ 186,856 Real estate related notes receivable interest income 617 — 1,232 — Total revenues 50,700 46,545 197,536 186,856 Expenses: Rental expenses 5,567 5,912 23,804 23,138 Listing-related expenses — — — 3,012 General and administrative expenses 5,539 7,015 20,907 25,336 Depreciation and amortization 21,606 17,745 76,946 74,754 Impairment and disposition losses 3,159 — 9,951 1,210 Demolition costs 864 — 1,011 — Total operating expenses 36,735 30,672 132,619 127,450 Other income (expense): Gain on dispositions of real estate — 265 — 341 Interest and other income 212 241 1,169 4,130 Interest expense (9,162) (5,265) (32,786) (21,220) Increase in current expected credit loss reserve — — (180) — Total other expense (8,950) (4,759) (31,797) (16,749) Net income attributable to common stockholders $ 5,015 $ 11,114 $ 33,120 $ 42,657 Weighted average number of common shares outstanding: Basic 54,876,558 55,019,874 55,005,993 56,228,545 Diluted 55,322,140 55,510,399 55,514,984 56,685,496 Net income per common share attributable to common stockholders: Basic $ 0.09 $ 0.20 $ 0.60 $ 0.75 Diluted $ 0.09 $ 0.20 $ 0.60 $ 0.75 Consolidated Statements of Income (dollars in thousands, except share data and per share amounts) (unaudited) See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Q4 | 2025

Reconciliations of Non-GAAP Measures - FFO, Core FFO and AFFO

(dollars in thousands, except per share amounts)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Net income attributable to common stockholders[1,2]	$ 5,015	$ 11,114	$ 33,120	$ 42,657
Adjustments:				
Depreciation and amortization of real estate assets	21,579	17,722	76,838	74,660
Gain on dispositions of real estate	—	(265)	—	(341)
Impairment and disposition losses	3,159	—	9,951	1,210
FFO[1,2]	$ 29,753	$ 28,571	$ 119,909	$ 118,186
Adjustments:				
Listing-related expenses	—	—	—	3,012
Severance	—	19	33	1,885
Write-off of straight-line rent receivables related to prior periods	426	—	462	—
Accelerated stock-based compensation	—	61	19	936
Amortization of above (below) market lease intangibles, including ground leases, net	15	347	78	1,778
Loss on extinguishment of debt	—	—	233	228
Increase in current expected credit loss reserve	—	—	180	—
Demolition costs	864	—	1,011	—
Core FFO[1,2]	$ 31,058	$ 28,998	$ 121,925	$ 126,025
Adjustments:				
Deferred rent[3]	263	456	1,226	3,510
Straight-line rent adjustments	(2,632)	(1,788)	(9,763)	(5,555)
Amortization of deferred financing costs	725	578	2,823	2,185
Amortization of fees on real estate related notes receivable	(35)	—	(94)	—
Stock-based compensation	1,008	1,991	4,796	4,914
AFFO[1,2]	$ 30,387	$ 30,235	$ 120,913	$ 131,079
Net income per common share - diluted	$ 0.09	$ 0.20	$ 0.60	$ 0.75
FFO per common share - diluted	$ 0.54	$ 0.51	$ 2.16	$ 2.08
Core FFO per common share - diluted	$ 0.57	$ 0.52	$ 2.20	$ 2.22
AFFO per common share - diluted	$ 0.55	$ 0.54	$ 2.18	$ 2.31
FFO payout ratio	74.1 %	77.5 %	74.0 %	77.3 %
Core FFO payout ratio	71.0 %	76.4 %	72.8 %	72.5 %
AFFO payout ratio	72.6 %	73.3 %	73.4 %	69.7 %

(1) The three months ended December 31, 2025 include $214,000 of lease termination fee income received. The year ended December 31, 2025 includes $295,000 of lease termination fee income received. The year ended December 31, 2024 includes $4,098,000 of lease termination fee income received.

(2) The year ended December 31, 2025 includes $83,000 of rental revenue received as a result of bankruptcy proceedings from Steward Health Care System LLC, or Steward, the sponsor and owner of the former tenant at the Stoughton Healthcare Facility.

(3) The year ended December 31, 2024 includes a $2,000,000 severance fee received from GenesisCare USA, Inc. and its affiliates, or GenesisCare, which is recognized in rental revenues over the remaining GenesisCare amended master lease term. Additionally, the years ended December 31, 2025 and 2024 include a property that was under development. This property was placed in service in December 2025 and therefore, subsequent rent received is reflected in rental revenue and the prior deferred revenue is recognized over time in straight-line rent adjustments within rental revenues.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

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Q4 | 2025 8 Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024 Net income attributable to common stockholders $ 5,015 $ 11,114 $ 33,120 $ 42,657 Adjustments: Interest expense1 9,162 5,265 32,786 21,220 Depreciation and amortization 21,606 17,745 76,946 74,754 EBITDA $ 35,783 $ 34,124 $ 142,852 $ 138,631 Gain on real estate dispositions — (265) — (341) Impairment and disposition losses 3,159 — 9,951 1,210 EBITDAre $ 38,942 $ 33,859 $ 152,803 $ 139,500 Reconciliations of Non-GAAP Measures - EBITDA and EBITDAre (dollars in thousands) See the glossary for a description of the Company's non-GAAP financial and operating metrics. (1) Includes loss on extinguishment of debt of $233,000 and $228,000 for each of the years ended December 31, 2025 and 2024, respectively, in connection with extinguishment of our prior revolving credit agreement and the pay off of our prior term loan agreement.

Reconciliations of Non-GAAP Measures - Net Operating Income (NOI) Q4 | 2025

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
Rental revenue[1,2]	$ 50,083	$ 46,545	$ 196,304	$ 186,856
Rental expenses	(5,567)	(5,912)	(23,804)	(23,138)
Net operating income	$ 44,516	$ 40,633	$ 172,500	$ 163,718
Adjustments:				
Straight-line rent adjustments, net of write-offs	(2,206)	(1,788)	(9,301)	(5,555)
Amortization of above (below) market lease intangibles, including ground leases, net	15	347	78	1,778
Internal property management fee	1,375	1,312	5,357	5,139
Deferred rent[3]	263	456	1,226	3,510
Cash NOI[1,2,3]	$ 43,963	$ 40,960	$ 169,860	$ 168,590
Cash NOI margin[4]	87.8 %	88.0 %	86.5 %	90.2 %
Cash NOI yield[5]	7.3 %	7.2 %	7.3 %	7.6 %

(1) The three months ended December 31, 2025 include $214,000 of lease termination fee income received. The year ended December 31, 2025 includes $295,000 of lease termination fee income received. The year ended December 31, 2024 includes $4,098,000 of lease termination fee income received.

(2) The year ended December 31, 2025 includes $83,000 of rental revenue received as a result of bankruptcy proceedings from Steward, the sponsor and owner of the former tenant at the Stoughton Healthcare Facility.

(3) The year ended December 31, 2024 includes a $2,000,000 severance fee received from GenesisCare, which is recognized in rental revenues over the remaining GenesisCare amended master lease term. Additionally, the years ended December 31, 2025 and 2024 include a property that was under development. This property was placed in service in December 2025 and therefore, subsequent rent received is reflected in rental revenue and the prior deferred revenue is recognized over time in straight-line rent adjustments within rental revenues.

(4) Calculated by dividing Cash NOI by rental revenue.

(5) Calculated by dividing the annualized Cash NOI for the three months ended December 31, 2025 and 2024, respectively (determined by multiplying actual Cash NOI, excluding lease termination income, by four quarters, then adding lease termination income collected for the quarter), by the weighted average total real estate investments at cost. Calculated using actual Cash NOI for the years ended December 31, 2025 and 2024, respectively, by the weighted average total real estate investments at cost.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

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Q4 | 2025 10 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Same Store Cash NOI and Leasing Trends (1) Each period's results reflect only properties owned and operated for the entirety of all calendar periods being compared. Sa m e St or e C as h N et O pe ra tin g In co m e End of Period Leased Rate $41.0 $41.2 $41.1 $41.2 $41.3 99.4% 99.3% 99.2% 99.0% 98.7% 4Q24 1Q25 2Q25 3Q25 4Q25 0M 10M 20M 30M 40M 50M 40% 50% 60% 70% 80% 90% 100% 132 Properties1

Debt Q4 | 2025

Unsecured Credit Facility Key Covenants

Unsecured Credit Facility Key Covenants	Required	Actual
Ratio of total indebtedness to total gross asset value	≤ 60.0%	27.6 %
Ratio of secured indebtedness to total gross asset value	≤ 30.0%	0.0 %
Ratio of adjusted EBITDA to fixed charges	≥ 1.50x	4.9 x
Ratio of adjusted NOI from unencumbered properties under the credit facility to total unsecured interest expense	≥ 1.75x	5.0 x

The table above includes a summary of key financial covenants for the Company's credit facility, as defined and calculated within the terms of the Company's credit and term loan agreements. These calculations are presented to reflect the Company's compliance with the covenants and are not intended to be measures of the Company's liquidity or performance.

Debt Summary *(dollars in thousands)*

Hedged debt	Amount	Rate	% of Total
Credit facility term loans, fixed through interest rate swaps[1]	$ 525,000	4.6 %	77.7 %
Total hedged debt	525,000	4.6 %	77.7 %
Variable rate debt			
Revolving line of credit[2]	151,000	4.9 %	22.3 %
Total variable rate debt	151,000	4.9 %	22.3 %
Total debt	$ 676,000	4.7 %	100.0 %

Debt Maturities *(dollars in millions)*


$625M
$500M
$375M
$250M
$125M
$0M
$250M
$275M
Revolver (Undrawn $449M)
$151M
2026
2027 3
2028
2029 4
Credit Facility Term Loan - Fixed Through Swaps
Credit Facility Revolver

Interest Rate Swap Maturities *(dollars in millions)*


$500M
$375M
$250M
$125M
$0M
$275M
$250M
2026
2027
2028 5
2029 6

(1) Weighted average interest rate as of December 31, 2025.

(2) Interest rate represents the daily Secured Overnight Financing Rate of 3.66% in effect on the Company's revolving line of credit plus the applicable margin of 1.25% as of December 31, 2025.

(3) The 2027 term loan, at the Company's election, may be extended for a period of one year on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee.

(4) The revolving line of credit, at the Company's election, may be extended for a period of six-months on no more than two occasions, subject to the satisfaction of certain conditions, including the payment of an extension fee.

(5) The 2028 term loan is fixed through six interest rate swaps with an aggregate notional amount of $275,000,000 that mature on January 31, 2028. As of December 31, 2025, the weighted average fixed interest rate on the interest rate swap agreements maturing on January 31, 2028 was 2.83%.

(6) The 2027 term loan is fixed through four interest rate swaps with an aggregate notional amount of $250,000,000 that mature on March 20, 2029. As of December 31, 2025, the weighted average fixed interest rate on the interest rate swap agreements maturing on March 20, 2029 was 3.76%.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust
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Q4 | 2025 12 See the glossary for a description of the Company's non-GAAP financial and operating metrics. Acquisitions and Dispositions 2025 Acquisitions Date Acquired Property Rentable Square Feet Market State Acquisition Price1 (in thousands) 03/04/2025 Knoxville Healthcare Facility 70,005 Knoxville TN $ 35,320 04/16/2025 Dover Healthcare Facility2 42,140 Dover DE 26,818 08/01/2025 Southlake Healthcare Facility 16,745 Dallas TX 9,558 08/01/2025 Southlake Healthcare Facility II 11,048 Dallas TX 6,694 09/05/2025 Plano Healthcare Facility 51,815 Dallas TX 35,367 09/05/2025 Peoria Healthcare Facility 49,084 Phoenix AZ 35,120 Total 2025 Acquisitions 240,837 $ 148,877 (1) Includes capitalized acquisition costs. (2) On April 16, 2025, the Company purchased the Dover Healthcare Facility for $24,142,000, including capitalized acquisition costs. On September 16, 2025, the Company purchased additional land to expand the Dover Healthcare Facility for $2,676,000, including capitalized acquisition costs. 2025 Dispositions The Company did not have any dispositions during the year ended December 31, 2025.

Q4 | 2025

Property Map
(as of December 31, 2025)


Single Property Market
Multi-Property Market

Property Diversification


35.3%
Annualized Base Rent[2]
34.8%
29.9%


64.3%
Properties[3]
17.8%
17.9%

- Medical Outpatient Building
- Inpatient Rehabilitation Facility
- Surgical and Specialty Facilities[1]

Single/Multi-Tenant Concentration


8.5%
Annualized Base Rent[2]
91.5%


10.1%
Properties[3,4]
89.9%

- Single Tenant
- Multi-Tenant

(1) Surgical and Specialty Facilities includes Surgical Facilities, Long-Term Acute Care Hospitals, Behavioral Healthcare Facilities, Transitional Care, Micro-Hospitals and Short-Term Acute Care Hospitals.

(2) Based on annualized December 2025 contractual base rent.

(3) Excludes three undeveloped land parcels, including the Stoughton Healthcare Facility which has been taken out of service and is being demolished.

(4) Excludes vacant properties.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

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Real Estate Diversification

Q4 | 2025

Total Statistics

	As of December 31, 2025	As of December 31, 2024
Rentable square feet	5,322,724	5,262,631
Number of properties[1]	140	135
Average annualized base rent per leased square foot	$33.86	$32.72
Weighted average remaining lease term	10.0 years	9.7 years
Leased rate[2]	98.7 %	96.0 %
Number of leases[3]	172	169

Top 10 Markets[4]

	As of December 31, 2025		As of December 31, 2024	
	Rentable Square Feet	% Leased[5]	Rentable Square Feet	% Leased[5]
Dallas	392,198	100.0 %	312,590	100.0 %
Oklahoma City	479,137	100.0 %	479,137	100.0 %
San Antonio	293,782	96.3 %	293,782	96.3 %
Akron	191,269	100.0 %	191,269	100.0 %
Tucson	224,314	99.1 %	224,314	100.0 %
Des Moines	244,548	100.0 %	244,548	100.0 %
Philadelphia	89,139	100.0 %	89,139	100.0 %
Phoenix	113,984	100.0 %	64,900	100.0 %
Houston	117,672	100.0 %	117,672	100.0 %
Chicago	129,634	100.0 %	129,634	100.0 %
Total	2,275,677	99.4 %	2,146,985	99.5 %

Top 10 States[4]


Texas
29.3%
Oklahoma
6.9%
Arizona
6.8%
Louisiana
5.3%
Ohio
4.7%
California
4.6%
Florida
4.4%
Arkansas
4.2%
Iowa
3.8%
New Jersey
3.4%

Top 10 Markets[4]


Dallas
9.6%
Oklahoma City
6.9%
San Antonio
5.4%
Akron
4.0%
Tucson
3.8%
Des Moines
3.8%
Philadelphia
3.4%
Phoenix
3.0%
Houston
2.9%
Chicago
2.7%

(1) Excludes three undeveloped land parcels, including the Stoughton Healthcare Facility which has been taken out of service and is being demolished as of December 31, 2025. Excludes two undeveloped land parcels as of December 31, 2024.

(2) Excludes properties taken out of service.

(3) Master leases account for a single lease.

(4) Represents each market's, or state's, as applicable, annualized December 2025 contractual base rent as a percentage of total annualized December 2025 contractual base rent.

(5) Percentage based on rentable square feet.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

14

Real Estate Diversification Q4 | 2025

Lease Expirations[1]


Annualized Base Rent
$0M
$15M
$30M
$45M
$60M
$75M
$90M
Square Feet
0.0M
0.5M
1.0M
1.5M
2.0M
2.5M
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Thereafter
Expiring Annualized Base Rent[2]
Expiring Leased Square Feet

Tenant Diversification[2,3,4]


PAM Health 15.3%
Baylor Scott & White Health 7.8%
Integris Health 5.5%
Select Medical 5.4%
Tenet Health 5.3%
Trinity Health 5.3%
Community Health Systems 5.2%
Surgery Partners 4.4%
Lifepoint Health 3.6%
Reunion Rehabilitation / Nobis 2.9%

Tenant Credit Concentrations[2,5]


40.6%
33.1%
26.3%
Investment Grade Rated Tenant/ Guarantor or Affiliate
Non-Rated Tenant/Guarantor
Rated Tenant/Guarantor or Affiliate

Annual Lease Escalation Structure


9.3%
Leases[6]
90.7%
9.9%
Annualized Base Rent[2]
90.1%
Contractual
CPI

(1) The graph includes a tenant who has been moved to the cash basis of accounting for revenue recognition purposes that has continued to make rental payments as of December 31, 2025.

(2) Based on annualized December 2025 contractual base rent.

(3) Includes tenants under common control.

(4) Lifepoint Health, or Lifepoint, is a partner in joint ventures that lease certain of our properties, with ownership percentages at each joint venture ranging from 49% to 51%, and is a 100% owner of the tenant entity at another property. The aggregate annualized base rent of the properties with any amount of Lifepoint ownership is 10.2% of the total portfolio annualized base rent. However, Lifepoint is represented as 3.6% in our top ten tenants due to the Company's determination of common control at each property, which includes consideration of both ownership percentages and credit ratings.

(5) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated.

(6) Master leases account for a single lease.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

15

Q4 | 2025 16 Real Estate Diversification See the glossary for a description of the Company's non-GAAP financial and operating metrics. % of ABR2 EBITDARM Coverage Medical Outpatient Building 15.1% 9.2x Inpatient Rehabilitation Facility 33.5% 3.9x Surgical and Specialty Facilities3 27.0% 6.5x Reporting Properties 75.6% 5.9x Non-Reporting Properties 24.4% Total Portfolio 100.0% EBITDARM Coverage Ratio1 (1) EBITDARM coverage ratios are based on the latest financial statements available to the Company and are calculated on a trailing twelve-month basis. See glossary for definition. (2) Based on annualized December 2025 contractual base rent. (3) Surgical and Specialty Facilities includes Surgical Facilities, Long-Term Acute Care Hospitals, Behavioral Healthcare Facilities, Transitional Care, Micro-Hospitals and Short-Term Acute Care Hospitals. (4) Excludes non-reporting properties. % o f A BR 1.7% 11.2% 12.4% 15.6% 10.2% 24.5% <1.00x 1.00x to 1.99x 2.00x to 2.99x 3.00x to 3.99x 4.00x to 4.99x ≥5.00x —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% % of ABR by EBITDARM Coverage Ratio1,2,4

Portfolio
(as of December 31, 2025)

Q4 | 2025

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Akron	Akron Healthcare Facility	OH	98,705	10/4/2019	100.0 %	Medical Outpatient Building
Akron	Akron Healthcare Facility II	OH	38,564	10/4/2019	100.0 %	Medical Outpatient Building
Akron	Akron Healthcare Facility III	OH	54,000	10/4/2019	100.0 %	Specialty Facility
Alexandria	Alexandria Healthcare Facility	LA	15,600	10/4/2019	— %	Medical Outpatient Building
Appleton	Appleton Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Outpatient Building
Augusta	Augusta Healthcare Facility	ME	51,000	7/22/2015	100.0 %	Medical Outpatient Building
Augusta	Oakland Healthcare Facility	ME	20,000	7/22/2015	100.0 %	Medical Outpatient Building
Austin	Austin Healthcare Facility	TX	66,095	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Austin	Austin Healthcare Facility II	TX	18,273	10/4/2019	100.0 %	Medical Outpatient Building
Austin	Luling Healthcare Facility	TX	40,901	7/30/2015	100.0 %	Specialty Facility
Beaumont	Beaumont Healthcare Facility	TX	61,000	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Beckley	Fairlea Healthcare Facility	WV	5,200	10/4/2019	100.0 %	Medical Outpatient Building
Boston	Stoughton Healthcare Facility	MA	—	12/23/2014	— %	Undeveloped Land [(1)]
Bremerton	Silverdale Healthcare Facility	WA	26,127	8/25/2017	100.0 %	Medical Outpatient Building
Bremerton	Silverdale Healthcare Facility II	WA	19,184	9/20/2017	100.0 %	Medical Outpatient Building
Chicago	Aurora Healthcare Facility	IL	24,722	3/30/2017	100.0 %	Medical Outpatient Building
Chicago	Burr Ridge Healthcare Facility	IL	104,912	9/27/2023	100.0 %	Medical Outpatient Building
Cincinnati	Cincinnati Healthcare Facility	OH	14,868	10/29/2014	100.0 %	Medical Outpatient Building
Cincinnati	Cincinnati Healthcare Facility III	OH	41,600	7/22/2015	100.0 %	Medical Outpatient Building
Cincinnati	Florence Healthcare Facility	KY	41,600	7/22/2015	100.0 %	Medical Outpatient Building
Corpus Christi	Corpus Christi Healthcare Facility	TX	25,102	12/22/2016	100.0 %	Medical Outpatient Building
Covington	Covington Healthcare Facility	LA	43,250	10/4/2019	100.0 %	Specialty Facility
Dallas	Allen Healthcare Facility	TX	42,627	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Dallas	Carrollton Healthcare Facility	TX	21,990	4/27/2018	100.0 %	Medical Outpatient Building
Dallas	Dallas Healthcare Facility	TX	62,390	10/4/2019	100.0 %	Surgical Facility
Dallas	Fort Worth Healthcare Facility	TX	83,464	12/31/2014	100.0 %	Surgical Facility
Dallas	Fort Worth Healthcare Facility II	TX	8,268	12/31/2014	100.0 %	Medical Outpatient Building
Dallas	Fort Worth Healthcare Facility III	TX	36,800	12/23/2015	100.0 %	Medical Outpatient Building
Dallas	Frisco Healthcare Facility	TX	57,051	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Dallas	Southlake Healthcare Facility	TX	16,745	8/1/2025	100.0 %	Medical Outpatient Building
Dallas	Southlake Healthcare Facility II	TX	11,048	8/1/2025	100.0 %	Medical Outpatient Building
Dallas	Plano Healthcare Facility	TX	51,815	9/5/2025	100.0 %	Inpatient Rehabilitation Facility
Denver	Denver Healthcare Facility	CO	131,210	10/4/2019	100.0 %	Specialty Facility
Des Moines	Clive Healthcare Facility	IA	58,156	11/26/2018	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility II	IA	63,224	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility III	IA	33,974	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Healthcare Facility IV	IA	35,419	12/8/2021	100.0 %	Medical Outpatient Building
Des Moines	Clive Undeveloped Land	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Clive Undeveloped Land II	IA	—	12/8/2021	— %	Undeveloped Land
Des Moines	Grimes Healthcare Facility	IA	14,669	2/19/2020	100.0 %	Medical Outpatient Building
Des Moines	Indianola Healthcare Facility	IA	18,116	9/26/2018	100.0 %	Medical Outpatient Building

(1) Property taken out of service and being demolished.

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

17

Portfolio (Continued)
(as of December 31, 2025)

Q4 | 2025

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Des Moines	Indianola Healthcare Facility II	IA	20,990	9/26/2018	100.0 %	Medical Outpatient Building
Destin	Crestview Healthcare Facility	FL	5,685	10/4/2019	100.0 %	Medical Outpatient Building
Destin	Fort Walton Beach Healthcare Facility	FL	9,017	10/4/2019	100.0 %	Medical Outpatient Building
Destin	Santa Rosa Beach Healthcare Facility	FL	5,000	10/4/2019	100.0 %	Medical Outpatient Building
Dover	Dover Healthcare Facility	DE	42,140	4/16/2025	100.0 %	Inpatient Rehab Facility
Elkhart	Goshen Healthcare Facility	IN	15,462	10/4/2019	100.0 %	Medical Outpatient Building
Fayetteville	Fayetteville Healthcare Facility	AR	55,740	10/4/2019	100.0 %	Surgical Facility
Fort Myers	Bonita Springs Healthcare Facility	FL	9,800	10/4/2019	100.0 %	Medical Outpatient Building
Fort Myers	Lehigh Acres Healthcare Facility	FL	5,746	10/4/2019	100.0 %	Medical Outpatient Building
Fort Smith	Fort Smith Healthcare Facility	AR	62,570	7/25/2024	100.0 %	Inpatient Rehabilitation Facility
Frankfort	Frankfort Healthcare Facility	KY	4,000	10/4/2019	100.0 %	Medical Outpatient Building
Grand Rapids	Grand Rapids Healthcare Facility	MI	108,014	12/7/2016	72.6 %	Medical Outpatient Building
Green Bay	Bellevue Healthcare Facility	WI	5,838	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	De Pere Healthcare Facility	WI	7,100	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	Howard Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Outpatient Building
Green Bay	Sturgeon Bay Healthcare Facility	WI	3,100	10/4/2019	100.0 %	Medical Outpatient Building
Hammond	Hammond Healthcare Facility	LA	63,000	10/4/2019	100.0 %	Surgical Facility
Hammond	Hammond Healthcare Facility II	LA	23,835	10/4/2019	100.0 %	Specialty Facility
Hot Springs	Hot Springs Healthcare Facility	AR	8,573	10/17/2018	100.0 %	Medical Outpatient Building
Houston	Houston Healthcare Facility	TX	13,645	7/31/2014	100.0 %	Medical Outpatient Building
Houston	Houston Healthcare Facility III	TX	16,217	10/4/2019	100.0 %	Medical Outpatient Building
Houston	Katy Healthcare Facility	TX	34,296	6/8/2018	100.0 %	Specialty Facility
Houston	Webster Healthcare Facility	TX	53,514	6/5/2015	100.0 %	Inpatient Rehabilitation Facility
Indianapolis	Brownsburg Healthcare Facility	IN	55,986	2/26/2024	100.0 %	Inpatient Rehabilitation Facility
Indianapolis	Greenwood Healthcare Facility	IN	53,560	4/19/2021	100.0 %	Inpatient Rehabilitation Facility
Jacksonville	Jacksonville Healthcare Facility	FL	13,082	10/4/2019	100.0 %	Medical Outpatient Building
Kansas City	Overland Park Healthcare Facility	KS	54,568	2/17/2015	100.0 %	Inpatient Rehabilitation Facility
Knoxville	Knoxville Healthcare Facility	TN	70,005	3/4/2025	100.0 %	Inpatient Rehabilitation Facility
Lafayette	Lafayette Healthcare Facility	LA	73,824	10/4/2019	100.0 %	Surgical Facility
Lakeland	Winter Haven Healthcare Facility	FL	7,560	1/27/2015	100.0 %	Medical Outpatient Building
Laredo	Laredo Healthcare Facility	TX	61,677	9/19/2019	100.0 %	Medical Outpatient Building
Laredo	Laredo Healthcare Facility II	TX	118,132	9/19/2019	100.0 %	Medical Outpatient Building
Las Vegas	Henderson Healthcare Facility	NV	6,685	10/4/2019	100.0 %	Medical Outpatient Building
Las Vegas	Las Vegas Healthcare Facility	NV	56,220	6/24/2016	100.0 %	Inpatient Rehabilitation Facility
Las Vegas	Las Vegas Healthcare Facility II	NV	6,963	10/4/2019	100.0 %	Medical Outpatient Building
Little Rock	Benton Healthcare Facility	AR	104,419	10/17/2018	100.0 %	Medical Outpatient Building
Little Rock	Benton Healthcare Facility II	AR	11,350	10/17/2018	100.0 %	Medical Outpatient Building
Little Rock	Bryant Healthcare Facility	AR	23,450	10/17/2018	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

18

Portfolio (Continued)
(as of December 31, 2025)

Q4 | 2025

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
Little Rock	Bryant Healthcare Facility II	AR	16,425	8/16/2019	100.0 %	Medical Outpatient Building
Los Angeles	El Segundo Healthcare Facility	CA	12,163	10/4/2019	100.0 %	Medical Outpatient Building
Lubbock	Lubbock Healthcare Facility	TX	102,143	10/4/2019	100.0 %	Surgical Facility
Manitowoc	Manitowoc Healthcare Facility	WI	7,987	10/4/2019	100.0 %	Medical Outpatient Building
Manitowoc	Manitowoc Healthcare Facility II	WI	36,090	10/4/2019	100.0 %	Medical Outpatient Building
Marinette	Marinette Healthcare Facility	WI	4,178	10/4/2019	100.0 %	Medical Outpatient Building
Miami	West Palm Beach Healthcare Facility	FL	25,150	6/15/2023	100.0 %	Medical Outpatient Building
McAllen	Weslaco Healthcare Facility	TX	28,750	3/20/2024	100.0 %	Specialty Facility
Oklahoma City	Edmond Healthcare Facility	OK	17,700	1/20/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Newcastle Healthcare Facility	OK	7,424	2/3/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility	OK	94,076	12/29/2015	100.0 %	Specialty Facility
Oklahoma City	Oklahoma City Healthcare Facility II	OK	41,394	12/29/2015	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility III	OK	5,000	1/27/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility IV	OK	8,762	1/27/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility V	OK	43,676	2/11/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility VI	OK	14,676	3/7/2016	100.0 %	Medical Outpatient Building
Oklahoma City	Oklahoma City Healthcare Facility VII	OK	102,978	6/22/2016	100.0 %	Surgical Facility
Oklahoma City	Oklahoma City Healthcare Facility VIII	OK	62,857	6/30/2016	100.0 %	Surgical Facility
Oklahoma City	Oklahoma City Healthcare Facility IX	OK	34,970	10/4/2019	100.0 %	Medical Outpatient Building
Oklahoma City	Yukon Healthcare Facility	OK	45,624	3/10/2022	100.0 %	Medical Outpatient Building
Omaha	Omaha Healthcare Facility	NE	40,402	10/14/2015	100.0 %	Specialty Facility
Oshkosh	Oshkosh Healthcare Facility	WI	8,717	10/4/2019	100.0 %	Medical Outpatient Building
Philadelphia	Marlton Healthcare Facility	NJ	89,139	11/1/2016	100.0 %	Inpatient Rehabilitation Facility
Phoenix	Cave Creek Healthcare Facility	AZ	32,450	3/20/2024	100.0 %	Specialty Facility
Phoenix	Peoria Healthcare Facility	AZ	49,084	9/5/2025	100.0 %	Inpatient Rehabilitation Facility
Phoenix	Surprise Healthcare Facility	AZ	32,450	3/20/2024	100.0 %	Specialty Facility
Pittsburgh	Clarion Healthcare Facility	PA	33,000	6/1/2015	100.0 %	Medical Outpatient Building
Pittsburgh	Pleasant Hills Healthcare Facility	PA	33,712	5/12/2022	100.0 %	Medical Outpatient Building
Poplar Bluff	Poplar Bluff Healthcare Facility	MO	71,519	9/19/2019	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility I	WA	6,000	5/20/2022	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility II	WA	9,230	5/20/2022	100.0 %	Medical Outpatient Building
Prosser	Prosser Healthcare Facility III	WA	5,400	5/20/2022	100.0 %	Medical Outpatient Building
Providence	North Smithfield Healthcare Facility	RI	92,944	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Reading	Wyomissing Healthcare Facility	PA	37,117	7/24/2015	100.0 %	Surgical Facility
Reading	Reading Healthcare Facility	PA	30,000	5/21/2024	100.0 %	Medical Outpatient Building
Riverside	Palm Desert Healthcare Facility	CA	6,963	10/4/2019	— %	Medical Outpatient Building
Riverside	Rancho Mirage Healthcare Facility	CA	47,008	3/1/2016	100.0 %	Inpatient Rehabilitation Facility
Riverside	Rancho Mirage Healthcare Facility II	CA	7,432	10/4/2019	100.0 %	Medical Outpatient Building
Saginaw	Saginaw Healthcare Facility	MI	87,843	12/21/2017	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

19

Portfolio (Continued)
(as of December 31, 2025)

Q4 | 2025

Market	Property Name	State	Rentable Square Feet	Date Acquired	% Leased	Property Subtype
San Antonio	New Braunfels Healthcare Facility	TX	27,971	10/4/2019	100.0 %	Specialty Facility
San Antonio	San Antonio Healthcare Facility	TX	44,746	6/29/2017	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility III	TX	50,000	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility IV	TX	113,136	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility V	TX	57,929	10/4/2019	81.3 %	Medical Outpatient Building
San Diego	Escondido Healthcare Facility	CA	56,800	7/21/2022	100.0 %	Inpatient Rehabilitation Facility
Sarasota	Lakewood Ranch Healthcare Facility	FL	10,919	10/4/2019	100.0 %	Medical Outpatient Building
Savannah	Savannah Healthcare Facility	GA	48,184	10/4/2019	100.0 %	Specialty Facility
Scranton	Wilkes-Barre Healthcare Facility	PA	15,996	10/4/2019	100.0 %	Medical Outpatient Building
Sherman	Sherman Healthcare Facility	TX	57,576	11/20/2015	100.0 %	Surgical Facility
Sherman	Sherman Healthcare Facility II	TX	8,055	11/20/2015	100.0 %	Medical Outpatient Building
St. Louis	Bridgeton Healthcare Facility	MO	66,914	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Tampa	Tampa Healthcare Facility	FL	33,822	9/8/2020	93.6 %	Medical Outpatient Building
Tampa	Tampa Healthcare Facility II	FL	87,649	7/20/2022	100.0 %	Inpatient Rehabilitation Facility
Tucson	Marana Healthcare Facility	AZ	32,250	3/20/2024	100.0 %	Specialty Facility
Tucson	Tucson Healthcare Facility	AZ	34,009	9/19/2019	100.0 %	Medical Outpatient Building
Tucson	Tucson Healthcare Facility II	AZ	60,913	12/26/2019	100.0 %	Inpatient Rehabilitation Facility
Tucson	Tucson Healthcare Facility III	AZ	20,000	12/27/2019	100.0 %	Medical Outpatient Building
Tucson	Tucson Healthcare Facility IV	AZ	44,692	12/22/2020	95.3 %	Medical Outpatient Building
Tucson	Tucson Healthcare Facility V	AZ	32,450	3/20/2024	100.0 %	Medical Outpatient Building
Valdosta	Valdosta Healthcare Facility	GA	24,750	11/28/2018	100.0 %	Medical Outpatient Building
Valdosta	Valdosta Healthcare Facility II	GA	12,745	11/28/2018	100.0 %	Medical Outpatient Building
Victoria	Victoria Healthcare Facility	TX	34,297	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Victoria	Victoria Healthcare Facility II	TX	28,752	10/4/2019	100.0 %	Specialty Facility
Winston	Winston-Salem Healthcare Facility	NC	22,200	12/17/2014	100.0 %	Medical Outpatient Building

See the glossary for a description of the Company's non-GAAP financial and operating metrics.

Sila realty trust

20

Glossary Q4 | 2025

Contractual Annualized Base Rent

The sum of each tenant's contractual base rent in the last month of the period multiplied by twelve months, unless otherwise specified.

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

These supplemental non-GAAP performance measures are defined as net income or loss, calculated in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairments of real estate assets, losses from the disposition of properties, and gains from the disposition of properties. EBITDAre is a definition promulgated by the National Association of Real Estate Investment Trusts (Nareit). It should be noted, however, that other REITs may not define EBITDAre in accordance with the current Nareit definition or may interpret the current Nareit definition differently than the Company does, making comparisons less meaningful. The Company believes these metrics are important indicators of the Company's operating performance and its ability to service debt.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBITDA and EBITDAre for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income attributable to common stockholders	$ 5,015	$ 11,609	$ 8,598	$ 7,898	$ 11,114
Adjustments:					
Interest expense[1]	9,162	8,470	7,829	7,325	5,265
Depreciation and amortization	21,606	19,396	18,182	17,762	17,745
EBITDA	$ 35,783	$ 39,475	$ 34,609	$ 32,985	$ 34,124
Gain on real estate dispositions	—	—	—	—	(265)
Impairment and disposition losses	3,159	—	3,261	3,531	—
EBITDAre	$ 38,942	$ 39,475	$ 37,870	$ 36,516	$ 33,859

(1) Includes loss on extinguishment of debt of $233,000 for the three months ended March 31, 2025 in connection with extinguishment of our prior revolving credit agreement.

Earnings Before Interest, Taxes, Depreciation, Amortization, Rent and Management Fees (EBITDARM)

The Company utilizes EBITDARM, a supplemental non-GAAP performance measure, to evaluate the core operations of our tenants and/or guarantors (together, the "Obligor") of our properties. An Obligor's reported EBITDARM may be adjusted for certain non-recurring items or items not core to operations. Management believes such adjustments are reasonable and necessary to evaluate Obligor performance. Most Obligor financial statements are unaudited, and we have not independently verified any financial information received from Obligors and, therefore, we cannot confirm that such information is accurate or complete.

EBITDARM Coverage

Represents the ratio of EBITDARM of our reporting Obligors, divided by either (i) in the case of tenant individual property level reporting, the rent payable to the Company for the related period, or (ii) in the case of tenant multiple property level reporting, or in the case of guarantor reporting, total rent reported in its financial statements. EBITDARM Coverage is one indicator of an Obligor's ability to generate sufficient cash flows to cover its rental obligations. This ratio is based on the latest financial statements available to the Company and is calculated on a trailing twelve-month basis, when available and appropriate. For reporting purposes, the ratio for each Obligor is then weighted based on the annualized base rent of the reporting property. Properties for which Obligor financial statements are excluded include those (i) that are either not available or not sufficiently detailed, (ii) that are Management Services Organizations, (iii) where the Obligor has filed for bankruptcy, or (iv) properties which are not stabilized. Properties with new operations are considered stabilized only upon the earlier to occur of (i) the Obligor generating a 1.25x EBITDARM Coverage ratio, or (ii) twenty-four months after the property has been open for operations.

Enterprise Value

Enterprise value represents market capitalization plus net debt.

Sila realty trust

21

Glossary Q4 | 2025

Funds From Operations (FFO), Core Funds From Operations, and Adjusted Funds From Operations (AFFO)

FFO, a non-GAAP financial measure, is calculated consistent with Nareit's definition, as net income (calculated in accordance with GAAP), excluding gains and losses from sales of real estate assets, impairment of real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and depreciation and amortization of real estate assets. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. The Company does not have any investments in unconsolidated partnerships or joint ventures. The Company believes FFO provides a useful understanding of our performance to investors and to our management, and when compared to year over year, FFO reflects the impact on our operations from trends in occupancy. It should be noted, however, that other REITs may not define FFO in accordance with the current Nareit definition or may interpret the current Nareit definition differently than the Company does, making comparisons less meaningful. The Company believes Core FFO, a non-GAAP financial measure, is a supplemental financial performance measure that provides investors with additional information to understand the Company's sustainable performance. The Company calculates Core FFO by adjusting FFO to remove the effect of certain GAAP non-cash income and expense items, unusual and infrequent items that are not expected to impact its operating performance on an ongoing basis, items that affect comparability to prior periods and/or items that are not related to its core real estate operations. Excluded items include listing-related expenses, severance, write-off of straight-line rent receivables related to prior periods, accelerated stock-based compensation, amortization of above- and below-market lease intangibles (including ground leases), loss on extinguishment of debt, changes in current expected credit loss reserve and demolition costs. Other REITs may use different methodologies for calculating Core FFO and, accordingly, the Company's Core FFO may not be comparable to other REITs. The Company believes AFFO, a non-GAAP financial measure, is a supplemental financial performance measure that provides investors appropriate supplemental information to evaluate the ongoing operations of the Company. AFFO is a metric used by management to evaluate the Company's dividend policy. The Company calculates AFFO by further adjusting Core FFO for the following items: deferred rent, current period straight-line rent adjustments, amortization of deferred financing costs, amortization of fees on our real estate related notes receivable and stock-based compensation. Other REITs may use different methodologies for calculating AFFO and, accordingly, the Company's AFFO may not be comparable to other REITs.

FFO, Core FFO and AFFO should not be considered to be more relevant or accurate than the GAAP methodology in calculating net income or in its applicability in evaluating the Company's operational performance. The method used to evaluate the value and performance of real estate under GAAP should be considered a more relevant measure of operating performance and more prominent than the non-GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO.

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO, Core FFO and AFFO for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income attributable to common stockholders[1,2]	$ 5,015	$ 11,609	$ 8,598	$ 7,898	$ 11,114
Adjustments:					
Depreciation and amortization of real estate assets	21,579	19,367	18,155	17,737	17,722
Gain on dispositions of real estate	—	—	—	—	(265)
Impairment and disposition losses	3,159	—	3,261	3,531	—
FFO[1,2]	$ 29,753	$ 30,976	$ 30,014	$ 29,166	$ 28,571
Adjustments:					
Listing-related expenses	—	—	—	—	—
Severance	—	11	11	11	19
Write-off of straight-line rent receivables related to prior periods	426	—	33	3	—
Accelerated stock-based compensation	—	—	19	—	61
Amortization of above (below) market lease intangibles, including ground leases, net	15	18	22	23	347
Loss on extinguishment of debt	—	—	—	233	—
Increase in current expected credit loss reserve	—	2	7	171	—
Demolition costs	864	147	—	—	—
Core FFO[1,2]	$ 31,058	$ 31,154	$ 30,106	$ 29,607	$ 28,998
Adjustments:					
Deferred rent[3]	263	322	322	319	456
Straight-line rent adjustments	(2,632)	(2,363)	(2,377)	(2,391)	(1,788)
Amortization of deferred financing costs	725	725	721	652	578
Amortization of fees on real estate related notes receivable	(35)	(35)	(24)	—	—
Stock-based compensation	1,008	1,278	1,249	1,261	1,991
AFFO[1,2]	$ 30,387	$ 31,081	$ 29,997	$ 29,448	$ 30,235

(1) The three months ended December 31, 2025, include $214,000 of lease termination fee income received. The three months ended September 30, 2025 include $81,000 of lease termination fee income received.

(2) The three months ended September 30, 2025 include $83,000 of rental revenue received as a result of bankruptcy proceedings from Steward, the sponsor and owner of the former tenant at the Stoughton Healthcare Facility.

(3) Includes a property that was under development. This property was placed in service in December 2025 and therefore, subsequent rent received is reflected in rental revenue and the prior deferred revenue is recognized over time in straight-line rent adjustments within rental revenues.

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Glossary

Q4 | 2025

Liquidity

A financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the Company's credit facilities at a point in time.

Market Capitalization

The total number of outstanding shares of the Company's common stock, restricted stock, and performance-based deferred stock units as of period end multiplied by the closing price per share of the Company's common stock on the New York Stock Exchange as of period end.

The following is a calculation of market capitalization for the following quarterly periods (amounts in thousands, except shares and per share amounts):

	As of				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Outstanding shares	55,315,791	55,405,300	55,416,543	55,626,680	55,470,542
Closing price per share	$ 23.31	$ 25.10	$ 23.67	$ 26.71	$ 24.32
Market Capitalization	$ 1,289,411	$ 1,390,673	$ 1,311,710	$ 1,485,789	$ 1,349,044

Net Debt

Net debt, a non-GAAP financial measure, represents principal debt outstanding less cash and cash equivalents. Net debt provides useful information by calculating and monitoring the Company's leverage metrics.

The following is a reconciliation of the Company's total credit facilities debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands):

	As of				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Total credit facilities debt, net	$ 674,122	$ 673,806	$ 578,490	$ 554,115	$ 521,921
Deferred financing costs, net	1,878	2,194	2,510	2,885	3,079
Principal debt outstanding	676,000	676,000	581,000	557,000	525,000
Less: cash and cash equivalents	32,288	27,709	24,832	30,458	39,844
Net debt	$ 643,712	$ 648,291	$ 556,168	$ 526,542	$ 485,156

Net Operating Income, or Loss (NOI), Cash NOI and Same Store Cash NOI

NOI, a non-GAAP financial measure, is defined as rental revenue, less rental expenses, on an accrual basis. Cash NOI is calculated to exclude the impact of GAAP adjustments to rental revenue and rental expenses, consisting of straight-line rent adjustments, net of write-offs, amortization of above- and below-market lease intangibles (including ground leases), and internal property management fees, then including deferred rent received in cash, and is used to evaluate the cash-based performance of the Company's real estate portfolio. Same store Cash NOI is calculated to exclude non-same store cash NOI. The Company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The Company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property-level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be evaluated in conjunction with net income as presented in the consolidated financial statements included on the Company's Annual Report on Form 10-K filed with the SEC on March 3, 2025.

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Glossary Q4 | 2025

Net Operating Income (NOI), Cash NOI and Same Store Cash NOI (Continued)

The following is a reconciliation from net income attributable to common stockholders, which is the most directly comparable GAAP financial measure, to NOI, Cash NOI and Same Store Cash NOI, for the following periods (amounts in thousands):

	Three Months Ended				
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Rental revenue[1,2]	$ 50,083	$ 49,421	$ 48,544	$ 48,256	$ 46,545
Rental expenses	(5,567)	(5,920)	(5,991)	(6,326)	(5,912)
Net operating income	44,516	43,501	42,553	41,930	40,633
Adjustments:					
Straight-line rent adjustments, net of write-offs	(2,206)	(2,363)	(2,344)	(2,388)	(1,788)
Amortization of above (below) market lease intangibles, including ground leases, net	15	18	22	23	347
Internal property management fee	1,375	1,347	1,336	1,299	1,312
Deferred rent[3]	263	322	322	319	456
Cash NOI[1,2]	43,963	42,825	41,889	41,183	40,960
Non-same store cash NOI[1]	(2,654)	(1,671)	(808)	(26)	64
Same store cash NOI[2]	41,309	41,154	41,081	41,157	41,024
Real estate related notes receivable interest income	617	427	188	—	—
Listing-related expenses	—	—	—	—	—
General and administrative expenses	(5,539)	(4,541)	(5,129)	(5,698)	(7,015)
Depreciation and amortization	(21,606)	(19,396)	(18,182)	(17,762)	(17,745)
Impairment and disposition losses	(3,159)	—	(3,261)	(3,531)	—
Demolition costs	(864)	(147)	—	—	—
Gain on dispositions of real estate	—	—	—	—	265
Interest and other income	212	237	265	455	241
Interest expense	(9,162)	(8,470)	(7,829)	(7,325)	(5,265)
Increase in current expected credit loss reserve	—	(2)	(7)	(171)	—
Straight-line rent adjustments, net of write-offs	2,206	2,363	2,344	2,388	1,788
Amortization of above (below) market lease intangibles, including ground leases, net	(15)	(18)	(22)	(23)	(347)
Internal property management fee	(1,375)	(1,347)	(1,336)	(1,299)	(1,312)
Deferred rent[3]	(263)	(322)	(322)	(319)	(456)
Non-same store cash NOI[1]	2,654	1,671	808	26	(64)
Net income attributable to common stockholders[1,2,3]	$ 5,015	$ 11,609	$ 8,598	$ 7,898	$ 11,114

(1) The three months ended September 30, 2025 include $83,000 of rental revenue received as a result of bankruptcy proceedings from Steward, the sponsor and owner of the former tenant at the Stoughton Healthcare Facility.

(2) The three months ended December 31, 2025 include $214,000 of lease termination fee income received. The three months ended September 30, 2025 include $81,000 of lease termination fee income received.

(3) Includes a property that was under development. This property was placed in service in December 2025 and therefore, subsequent rent received is reflected in rental revenue and the prior deferred revenue is recognized over time in straight-line rent adjustments within rental revenues.

Remaining Lease Term

The number of periods remaining in each tenant's lease, calculated on a weighted average basis using annualized base rent.

Rent Escalation

The amount of base rent increases that are included within each tenant's lease, calculated on a weighted average basis using contractual annualized base rent, excluding leases tied to the consumer price index (CPI).

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Q4 | 2025 25 Glossary Same Store Properties Operating properties that were owned and operated for the entirety of all calendar periods being compared, excluding properties under development, re- development, or classified as held for sale. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating same store properties, management is able to monitor the operations of the Company's existing properties for comparable periods to measure the performance of the current portfolio and the effects of new acquisitions and dispositions on net income. Total Real Estate Investments at Cost Represents the contractual purchase price of real estate properties acquired, including capitalized acquisition costs, and capital expenditures incurred since acquisition, reduced by the cost basis of properties sold.